Exhibit 99.2

1 2Q 2024 Earnings Update August 8, 2024

2 Copyright ©2024 Paragon 28. All rights reserved. Forward Looking Statements Except for the historical information contained herein, the matters set forth in this document are forward - looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to : Paragon 28 ’s potential to shape a better future for foot and ankle patients ; the Company’s preliminary financial results for the quarter ended June 30 , 2024 ; statements about the Company’s 2024 net revenue guidance ; reaffirming the Company’s 2024 net revenue guidance ranges ; the anticipated timing of the filing of the restated filings ; the financial statements to be restated and the filings in which such restated financial statements will appear ; the Company's intent to report material weaknesses in its internal control over financial reporting ; and the Company’s operational efficiency strategy . You are cautioned not to place undue reliance on these forward - looking statements . Forward - looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware . Forward-looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved . These forward-looking statements are based on Paragon 28 ’s current expectations and inherently involve significant risks and uncertainties and are subject to numerous risks, including, among other things, risks related to the timely and correct completion of the restatement and restated filings ; the risk that additional information may become known prior to the expected filing with the SEC of the restated filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports with the SEC ; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, remediation of the control deficiencies identified and our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting ; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements ; factors relating to uncertainties as to any difficulties with respect to the Company's operational efficiency strategy, including expenses associated such strategy ; the effect of the announcement of the Company's operational efficiency strategy on the Company's ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners ; risks related to the possible diversion of management’s attention as a result of the Company's operational efficiency strategy ; uncertainties as to the Company's ability and the amount of time necessary to realize the expected benefits of the Company's operational efficiency strategy ; and those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission . Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties . For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to Paragon 28 ’s business in general, see Paragon 28 ’s current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10 - K/A for the fiscal year ended December 31 , 2023 , as updated periodically with its other filings with the SEC . These forward - looking statements are made as of the date of this document, and Paragon 28 assumes no obligation to update the forward - looking statements, or to update the reasons why actual results could differ from those projected in the forward - looking statements, except as required by law . Paragon 28 ’s net revenue guidance for 2024 is not necessarily indicative of our operating results for any future periods .

3 Copyright ©2024 Paragon 28. All rights reserved. Non - GAAP Financial Measures In addition to our results and measures of performance determined in accordance with U . S . GAAP presented in this document, we believe that certain non - GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions . Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes . We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock - based compensation expense, employee stock purchase plan expense, non - recurring expenses and certain other non - cash expenses . We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation . Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision - making . Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U . S . GAAP . Some of these potential limitations include : • other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or si milarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; • although depreciation and amortization expenses are non - cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; • Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilu tiv e impact of stock - based compensation; and • Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal pa yme nts, on our debt that we may incur. Additionally, we report revenue growth on a constant - currency basis in order to facilitate period - to - period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates . The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U . S . dollar into U . S . dollars . Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results . References to revenue growth on a constant - currency basis means without the impact of foreign currency exchange rate fluctuations . The company believes disclosure of constant - currency revenue growth rates is helpful to investors because it facilitates period - to - period comparisons . However, constant - currency revenue growth rates are non - GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP . Constant - currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP . We calculate constant - currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period . Because of these and other limitations, you should consider our non - GAAP measures only as supplemental to other GAAP - based financial measures .

4 Copyright ©2024 Paragon 28. All rights reserved. 2Q 2024 Earnings Update – Table of Contents 2Q 2024 and YTD Highlights 5 2Q 2024 and YTD Revenue Performance 6 Operational Efficiency Strategy 7 Review of Impact Related to Recent Restatements 8 The Global Foot & Ankle Market 9 Continued Strong Product Launch Cadence & Pipeline 10 Smart Bun - Yo - Matic Case Management and Workflow 11

2Q 2024 and YTD Highlights

Accelerated growth in 2Q 2024 well above broader market; Narrowed 2024 Net Revenue guidance

Net Revenue Performance & Guidance

Global Net Revenue (YoY Growth):
- 2Q: $61.0M (+19.6% reported; +19.7% CC) | YTD: $122.1M (+18.5% reported; +18.5% CC)

U.S. Net Revenue (YoY Growth):
- 2Q: $49.7M (+17.6% reported) | YTD: $100.8M (+15.5% reported)

International Net Revenue (YoY Growth):
- 2Q: $11.3M (+29.4% reported; +29.6% CC) | YTD: $21.3M (+35.1% reported; +35.4% CC)

Narrowed Full-year 2024 Net Revenue Guidance of $249M to $255M (+15.1% to +17. 8% YoY)

Key Operational and Financial Details

- Balanced growth across all 5 sub-segments
- U.S. producing sales representatives increased 13.1% YoY to 277
- U.S. surgeon customers increased 11.1% YoY to 2,271
- Realized 840 basis point improvement to operating expense as a percent of revenue in 2Q2024 compared to the prior year period

Strategic Highlights

- Chadi Chahine appointed Chief Financial Officer & EVP of Supply Chain Operations, effective August 5, 2024
- Initiated operational efficiency strategy targeted at optimizing the organizational structure, minimizing costs and preserving cash without compromising revenue growth opportunities
- Smart 28 Case Management Portal and first Smart 28 Pre-op planning module, the Smart Bun-Yo-Matic, in pilot launch
- Full Market Launch of Bun-Yo-Matic Lapidus Clamp and Cut Guide System
- Monkey Rings line extension with launch of BONOBO™ Ball Joint Strut System for diabetic limb salvage
- 2 limited market releases in soft tissue and total ankle replacement: R3FLEX™ Stabilization System and APEX 3D™ Right Angle Drill

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Copyright ©2024 Paragon 28. All rights reserved.

6 Copyright ©2024 Paragon 28. All rights reserved. 2 Q Net Revenue Performance Highest YoY U.S. Revenue growth rate since 1Q23 driven by sales force expansion and focus on new product launches YTD Net Revenue Performance Narrowed FY 2024 Net Revenue Guidance Consolidated Growth: + 19.6% Reported + 19.7% Constant Currency Int’l: + 29.6% Rep. + 29.6% CC U.S.: + 17.6% Rep. + $7.4M vs 2Q23 Consolidated Growth: + 18.5% Reported + 18.5% Constant Currency Int’l: + 35.1% Rep. + 35.4% CC U.S.: + 15.5% Rep. 2Q 2024 and YTD Revenue Performance $42.3 $49.7 $8.7 $11.3 $51.0 $61.0 2Q 2023 2Q 2024 $87.2 $100.8 $15.8 $21.3 $103.0 $122.1 2023 YTD 2024 YTD Low - End Mid - Point High - End Global Net Revenue $249M $252M $255M Implied YoY Growth 15.1% 16.5% 17.8% Key Drivers in 2H24 • United States: New product contributions, sales force expansion, sales force productivity gains. Customer expansion and penetration • International: Continued growth in top markets of the U.K. and Australia with increasing momentum in other markets

7 Copyright ©2024 Paragon 28. All rights reserved. Operational Efficiency Strategy We believe these initiatives will translate to durable cost savings going forward Streamline organization Manage costs and preserve cash Sustain long - term top - line growth Strategic Intent Key Elements of the Plan Reduction in work force and elimination of several open backfills and planned roles Continued focus on territory expansion and product development Deep dive reviews and optimization of functional spend categories Inventory burn - down plan resulting in reduced days inventory on hand 1 2 3 4

Review of Impact Related to Recent Restatements

Restatement of FY 2023 and 1Q 2024 financials resulting in non-cash adjustments to COGS and Net Inventory

	1Q 2023	2Q 2023	3Q 2023	4Q 2023	FY 2023	1Q 2024
Gross Profit as Previously Reported	**$43,130**	**$42,151**	**$42,389**	**$45,121**	**$172,791**	**$48,896**
Gross Margin as Previously Reported	*82.9%*	*82.6%*	*80.3%*	*74.5%*	*79.9%*	*80.0%*
Effect of Restatement (from COGS)	($1,323)	($2,741)	($1,528)	($2,764)	($8,356)	($1,656)
Gross Profit as Restated	**$41,807**	**$39,410**	**$40,861**	**$42,357**	**$164,435**	**$47,240**
Gross Margin as Restated	*80.3%*	*77.3%*	*77.4%*	*69.9%*	*76.0%*	*77.3%*
Adjusted EBITDA as Previously Reported	**($1,417)**	**($2,629)**	**($1,249)**	**($4,423)**	**($9,718)**	**($5,481)**
Adjusted EBITDA Margin as Previously Reported	*(2.7%)*	*(5.2%)*	*(2.4%)*	*(7.3%)*	*(4.5%)*	*(9.0%)*
Effect of Restatement (from COGS)	($1,323)	($2,741)	($1,528)	($2,764)	($8,356)	($1,656)
Effect of Restatement (from SG&A)[(1)]	--	--	--	--	--	($567)
Adjusted EBITDA as Restated	**($2,740)**	**($5,370)**	**($2,777)**	**($7,187)**	**($18,074)**	**($7,704)**
Adjusted EBITDA Margin as Restated	*(5.3%)*	*(10.5%)*	*(5.3%)*	*(11.9%)*	*(8.4%)*	*(12.6%)*
Inventories, net as Previously Reported	**$69,174**	**$85,225**	**$94,380**	**$98,062**	**$98,062**	**$104,298**
Effect of Restatement (from COGS)	($983)	($3,724)	($5,252)	($8,016)	($8,016)	($9,672)
Inventories, net as Restated	**$68,191**	**$81,501**	**$89,128**	**$90,046**	**$90,046**	**$94,626**

(1) *Adjustment to SG&A related to timing of recognition of bad debt expense for customer bankruptcy*

Copyright ©2024 Paragon 28. All rights reserved.

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9 Copyright ©2024 Paragon 28. All rights reserved. $5.2 Billion $6.9 Billion 2024 2028 The Global Foot & Ankle Market Global Foot & Ankle Market (1) Market Sub - segments (1) Estimated 20 24 Global Market (2) Forefoot 34% Fracture Fixation 30% Flatfoot / PCFD 8% Ankle 11% Charcot 4% Biologics 13% 5% Large Diversified Players ~ 65% Single Product / Other ~ 30% (1) Source: iData Research and Company estimates. (2) Source: Company filings, SmartTrak , and management estimates. Fast Growing Market with Several Key Differentiators Paragon 28 Market Highlights x Highly complex anatomy x Generally active and younger patient populations x Significant opportunity for innovation to drive improved outcomes x Well over 100 indications with wide variety of causes (activity - based, trauma, genetic predisposition, etc.) x Well balanced portfolio spanning each sub - segment effectively x Double digit growth across all sub - segments in 2Q 2024 x Substantial opportunity to expand footprint in U.S. and International x Long runway for growth in existing and new international markets

10 Copyright ©2024 Paragon 28. All rights reserved. Continued Strong Product Launch Cadence & Pipeline Nine Full Product L aunches and Three Limited Market Release in 2024 YTD (1) Robust Pipeline January 5, 2024 : Grappler® Knotless Anchor System January 30, 2024 : FJ2000 Ρ Power Console and Burr System February 1, 2024: PRECISION® MIS Bunion System January 5, 2024: Bridgeline Ρ Adaptive Tape January 26, 2024: Mister Tendon Ρ Harvester System (1) “ Excludes simple line extensions. Includes products launched and on limited market release as of 12/31/2023. Some products spa n m ultiple segments. (2) “Limited Market Release” March 28, 2024: Grappler® R3INFORCE Ρ Extraosseous Repair System 25+ Active Projects in Development Balanced Across Portfolio 5 - 10 Annual Launches Expected In Next Three Years and Q1 Q2 and Q3 to Date August 2024: SMART28℠ Case Management Portal (Live) August 2024: SMART Bun - Yo - Matic℠ Pilot (1 st Pre - op Module) August 2024: Full Launch of Bu - Yo - Matic Lapidus Clamp August 2024 (LMR) (2) : APEX 3D Ρ Right Angle Drill August 2024 (LMR) (2) : R3FLEX Ρ Stabilization System August 2024 (LMR) (2) : BONOBO Ρ Ball Joint Strut (Monkey Rings Line Extension)

Smart Bun-Yo-Matic Case Management and Workflow

Bringing unique patient solutions to life with powerful planning combined with precise instrumentation

1 Surgeon accesses the Smart 28 Case Management Portal

SMART28℠ CASE MANAGEMENT PORTAL

2 Select Smart Bun-Yo-Matic CT or X-Ray program


SMART BUN-YO-MATIC
SMART Bun-Yo-Matic™ CT
SMART BUN-YO-MATIC
SMART Bun-Yo-Matic™ X-Ray

3 Upload the medical images (CT or X-rays)



4 Leveraging AI-enabled algorithms, the program rapidly characterizes anatomy and calculates a patient specific surgical plan


IMA
The angle between the 1st metatarsal longitudinal axis and the 2nd metatarsal longitudinal axis measured in the axial plane
1st MT Rotation
The angle between the 1st metatarsal distal mediolateral axis and its projection to plane, measured in plane perpendicular to 1st metatarsal longitudinal axis
Case in Progress
Analyzing... this may take a few minutes
Progress: 42%

5 Results are displayed for the surgeon to review and adjust as needed



Measurement	Pre-Op	Change	Target
IMA	13.0°	-3.6°	9.4°
1st MT Rotation	-3.7°	6.0°	2.3°

6 The surgical plan is seamlessly compiled into a report for interoperative use


SMART28

7 Surgeon precisely achieves the planned correction using the Bun-Yo-Matic guide


SMART BUN-YO-MATIC

"The ability to 3D plan your Hallux Valgus correction is crucial… Even more revolutionary is the capability to apply, control, and achieve the planned correction with the use of the Jig."

Dr. Cesar de Cesar Netto, surgeon designer and first user of the Smart Bun-Yo-Matic



For more information please regarding the Smart 28 ecosystem and modules please visit: https://smart.paragon28.com/

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Copyright ©2024 Paragon 28. All rights reserved.